Exhibit 99.1
1 December 1, 2010 Annual General Meeting

2 Cautionary Note Regarding Forward-Looking Statements This presentation contains forward looking statements under the safe harbor provisions of the US securities laws. These forward- looking statements are based on management's beliefs and assumptions and on information currently available to our management. Our management believes that these forward- looking statements are reasonable as and when made. However you should not place undue reliance on any such forward looking statements as these are subject to risks and uncertainties. Please refer to our press release and our SEC filings for more information regarding the use of forward looking statements.

3 Chairman's Welcome Mr Jim Bosnjak

4 Introducing the Board of Directors Jim Bosnjak OAM Non-Executive Chairman Australian business leader Strong ties to Asia and EU Joined Unilife Board in 2003 Elected Non-Executive Chairman in 2006

5 Introducing the Board of Directors Alan Shortall CEO and Executive Director Founded Unilife in 2002 Experienced entrepreneur Led the Company in its global business expansion Built a strong, qualified team Passionate, focused and respected leader of Unilife

6 Introducing the Board of Directors William Galle Non-Executive Director Appointed in 2008 U.S-based consultant with 30+year background in U.S business / investment sector Serves on Compensation, Nominating and Corporate Governance Committees.

7 Introducing the Board of Directors John Lund, CPA Non-Executive Director Appointed in 2009 20 years expertise in SEC reporting, compliance, M&A, and public accounting audit services for public companies Chair of the Audit Committee Member of the Strategic Partnerships, Compensation, and Nominating and Corporate Governance Committees.

8 Introducing the Board of Directors Mary-Kate Wold, JD Non-Executive Director Appointed in 2010 Previously the SVP of Finance and the SVP of Tax and Treasury at Wyeth Partner at Shearman & Sterling Chair of Strategic Partnerships Committee and serves on the Audit Committee.

9 Introducing the Board of Directors Marc Firestone, JD Non-Executive Director Appointed during 2010 Executive Vice President and General Counsel for Kraft Foods Chair of the Unilife Nominating and Corporate Governance Committee Member of the Strategic Partnerships Committee

Senior Management in Attendance Richard Wieland CFO Chris Naftzger General Counsel, Corporate Secretary and Chief Compliance Officer Stephen Allan VP, Marketing Dennis Pyers VP, Controller & CAO Cynthia Lighty VP, Human Resources Deborah Karlak Director, SEC Reporting 10

Our Ambition To become a global leader of innovative safety medical devices that set the industry benchmark for injection safety. Together with our pharmaceutical and healthcare partners, we will help optimize drug lifecycles, protect healthcare workers, enhance patient care and prevent disease. 11

Our Products Designed in collaboration with healthcare workers and pharmaceutical industry leaders Developed a full proprietary portfolio with best-in-class features All products share a unique technology platform of passive and fully integrated safety Positioned to address unmet needs of markets being driven by mandatory use 12

Our Production Systems Proudly manufactured in the United States Use of fully automated assembly systems Aligned with global manufacturing industry leaders Facilities and processes designed to meet stringent pharmaceutical standards for quality 13

Our People World-class team Drawn from across the U.S. and the world Believe in our commercial and humanitarian potential 25 years average industry experience Focused on delivery of key business milestones 14

Our Partners Are established, respected pharmaceutical and healthcare industry leaders Recognize our ability to custom-design devices that can be 'products of choice' Excited by our potential to facilitate the convergence of drugs and devices: Optimize product lifecycles Deliver powerful brand differentiation 15

Our Thanks To shareholders for their confidence in Unilife To staff for their tireless commitment to excellence To our Board for their counsel and guidance To our growing network of partners for their support 16

Agenda 17 Confirmation of Quorum Resolutions Items 1.1-1.7 Election of Directors* Item 2. Appointment of public accounting firm Item 3. Granting of Options to Mary-Kate Wold Item 4. Granting of Options to Marc Firestone 2010 Achievements and Outlook - Alan Shortall Questions Confirmation of Results Other Business * To elect seven directors to hold office until our annual meeting of stockholders to be held in 2011 and until his or her successor is duly elected and qualified, or until his or her earlier resignation or removal

Confirmation of Quorum Unilife's quorum requirement is one-third of outstanding shares being represented either in person or by proxy Unilife has received at least 44.92% of the total outstanding shares entitled to vote are represented by person or by proxy. 18

Election of Directors Item 1. 19 19

Item 2. 20 To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending year ending June 30, 2011 the fiscal year ending year ending June 30, 2011 the fiscal year ending year ending June 30, 2011 the fiscal year ending year ending June 30, 2011

Item 3. Item 3. 21 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of options for Mary Katherine Wold to purchase 100,000 shares of common stock on the terms and conditions set forth in the accompanying proxy statement

Item 4. 22 For the purposes of ASX Listing Rule 10.14 and for all other purposes, to approve the grant of options for Marc S. Firestone to purchase 100,000 shares of common stock on the terms and conditions set forth in the accompanying proxy statement forth in the accompanying proxy statement forth in the accompanying proxy statement forth in the accompanying proxy statement forth in the accompanying proxy statement forth in the accompanying proxy statement

23 2010 Achievements and Business Outlook CEO Alan Shortall

2010 - A Year of Transformation Transition into a dual-listed U.S. based company Build industrial capabilities to meet projected market demand Complete preparations for commercial production and supply Continue to enhance strength of our world-class team Expand relationships with pharmaceutical industry leaders Commence global rollout of Unitract 1mL syringes Develop new products that complement our strengths 24 Priorities from the Last 12 Months

Became a U.S based dual listed business Completed redomiciliation to the U.S. Form 10 declared effective Listing on NASDAQ global market exchange Inclusion on several indexes including Russell 2000 Many U.S. institutions now part of share registry 25

Built a World-Class Team Now 175 staff employed globally Management team has average 25 years of industry expertise Recently added experienced CFO, General Counsel and Controller Further strengthening of Board Mary Kate Wold Marc Firestone 26

27 Built a State-of-the-Art Facility 165,000sqf state-of-the-art facility designed to meet stringent pharmaceutical standards Commenced groundwork in December 2009 Ready for operations within two weeks Photo taken Nov 23, 2010

28 $31m project backed by strong government programs Designed to comply with stringent pharmaceutical standards Capacity to produce up to 400m syringes per year - potential to expand to one billion units Built a State-of-the-Art Facility Photo taken Nov 23, 2010

Cleanrooms 29 11 clean room suites totaling 21,600 sq foot 2 ISO Class 7 suites (USP 5.5) 9 ISO Class 8 suites (USP 6.5) Built a State-of-the-Art Facility Photo taken Nov 23, 2010

Photo taken Nov 23, 2010 30 Office space for up to 200 staff Built a State-of-the-Art Facility Offices

31 Fully segregated 20,000 square foot warehouse Built a State-of-the-Art Facility Photo taken Nov 23, 2010

Built Infrastructure for Business Efficiencies Focus on rigorous fiscal accountability Implementation of UniLean across all business sectors Continuous improvement of operational efficiencies Deploying Matrix Management Operating multiple cross-functional teams simultaneously Introducing SAP (enterprise resource planning system) Open communication across all company functions Designed for medium to large companies 32

Built an Advanced Quality System Electronic Master Control system Developed procedures to comply to ISO and pharma industry standards for drug containers Audited by TUV, sanofi-aventis and other pharmaceutical groups U.S. made Unitract 1mL syringes FDA clearance CE Mark (EU), Australian and Canadian registration 33

Unifill Ready-to-Fill Syringe 34 Primary drug container Only prefilled syringe with safety integrated inside the glass barrel USP compliant materials Integration into fill-finish systems Optimal protection from harm Compact handling, intuitive use Ideal for lifecycle management Strong patent position

Unifill Ready-to-Fill Syringe 35 Automated Assembly Lines Partnership with Mikron Group Swiss-based global leader for pharmaceutical and device automated assembly systems Use of proven assembly platform Proof of principle tests complete Preparations for Factory Acceptance Test underway 60m per year - scalable to 150m units per year

Unifill Ready-to-Fill Syringe 36 Washing, Siliconization and WFI Systems Groninger washing and siliconization system Global industry leader for vial and syringe processing Proven off-the-shelf system (150mm units / year) Factory acceptance test complete Meco Water for Injection (WFI) Now installed in York facility

37 Unifill Ready-to-Fill Syringe 37 De-risking the Supply Chain Customers may specify preferred source for component materials Focus on triple-source strategy where possible A dozen established suppliers already qualified by Unilife Additional suppliers will be added as production ramps up

Independent evaluation with experienced U.S nurses Against 2 leading prefilleds (clip-on safety) Unifill strongly preferred for functionality, safety, ease-of-use, performance and appearance Half could find no fault with Unifill 50% liked its relatively compact size Most favoring Device A had larger hands and liked its larger size 38 Unifill Ready-to-Fill Syringe 38 Market Evaluations (CHART)

39 Unifill Ready-to-Fill Syringe 39 Completion of Industrialization Program Approaching program completion Successfully met nine straight quarterly milestones ($22.5m) One milestone remaining Install qualified Mikron line: Q1 2011 Start commercial sales: Q2 2011 Secure collaboration and / or Supply Agreements during 2011

Pharmaceutical Relationships Contributed approximately $40m for exclusive right to negotiate purchase of Unifill syringe until June 2014 Both parties agreed to exclusivity list in March 2010 Thrombotics, vaccines & 4 other new pre-filled areas Ten year exclusivity extension per drug class if commercial supply orders placed before 2014 Cannot purchase competing technology for life of patent Unilife required to commit only 30% of capacity Other sub-classes may be added (agreement both parties) 40 Sanofi-aventis

Pharmaceutical Relationships 41 Initial Discussions Interest in Collaboration Request Samples for Validation Collaboration Agreement Supply Agreements Sanofi-aventis Pharma 2 Pharma 3 Pharma 4 Pharma 5 Pharma 6 Pharma 7 Pharma 8 Pharma 9 Pharma 10 Pharma 11 Pharma 12 Pharma 13 Pharma 14 Pharma 15 Pharma 16 Pharma 17

42 42 Potential Unifill Drug Candidates Indicative table of marketed and pipeline drugs (83) that are potential Unifill targets Sanofi- aventis Additional pharmaceutical companies (P) with drugs outside of classes already retained

43 Optimizing Lifecycle Management Unique - not a commodity Powerful brand differentiation in competitive markets Potential to extend lifecycle of drugs nearing expiration Potential to raise unit prices Potential for unique claims with combination product Potential to obstruct entry of biosimilars or generics Potential to improve the lifecycle management of drugs midstream Potential to extend the lifecycle of drugs beyond patent expiration

Unitract 1ml Syringe 44 World's only 1mL syringes with passive, controllable retraction U.S. made Insulin and TB syringes certified in key markets Appointed IMCO as initial preferred U.S. launch partner Business development partners India, Taiwan, Japan and China Regulatory approvals in 2011 Discussions with other parties

Ready-to-Fill syringes (glass barrel) Project Taipan Clinical syringes (for use with vials) Project Liger New Product Development Unifill syringe Unifill Select Unitract 1mL Unitract Clinical Confidential Projects 45

46 2010 H2 2011 (H1) 2011 (H2) > 2012 US Unitract Sales Finish York facility building Cleanroom qualification Install UnifillTM 60m line Open York facility File Drug Master File Collaboration agreements Unifill production Unifill Sales Supply Agreements Unifill 150m line Pipeline products Milestones

47 Summary Markets driven by legislation to mandatory use of safety syringes Developed full portfolio of syringes with best-in-class safety features World's only pre-filled syringe with safety integrated inside barrel $40 million validating partnership with sanofi-aventis Accelerating talks with many other pharmaceutical leaders State-of-the art operational capabilities to meet projected demand Highly experienced team with deep industry expertise Significant projected revenue growth and attractive margins Positioned to capitalize on convergence of drugs and devices

Questions 48

Summary of Final Voting Successful passage of all Resolutions Items 1.1-1.7 Election of Directors* Item 2. Appointment of public accounting firm Item 3. Granting of Options to Mary-Kate Wold Item 4. Granting of Options to Marc Firestone 49

Australian Investor Meetings For Australian-based shareholders unable to attend Unilife's 2010 Annual General Meeting, Unilife CEO Alan Shortall will host the following investor meetings Sydney, NSW Radisson Plaza Hotel, 27 O'Connell Street, Sydney Friday, December 17, 2010 from 10.30am Melbourne, Victoria Westin Hotel, 205 Collins Street, Melbourne Tuesday, December 21, 2010 from 10.30am 50

51 Meeting Closes 51